Accounts receivable, net	12 Months Ended
Dec. 31, 2014
Accounts receivable, net
Accounts receivable, net

7. Accounts receivable, net

	December 31, 2013	December 31, 2014
	RMB	RMB
Accounts receivable, gross	197,715,605	376,368,921
Allowance for doubtful accounts:
Balance at beginning of year	—	—
Additional provision for bad debt	—	(12,540,836)
Write-offs	—	—

Balance at end of year	—	(12,540,836)

Accounts receivable, net	197,715,605	363,828,085

        Accounts receivable are mainly related to the sale of game cards to distributors, initial license fees, usage based royalty fees due from licensees and revenue-sharing due from distribution channels. As the Company determined it is likely that some of the accounts receivable would not be collected based on the regular reviews performed in 2014, the Company made additional provision of RMB12,540,836 for bad debt for the year ended December 31, 2014.